                   [LEWIS, BIRCH & RICARDO, P.A. LETTERHEAD]




                            AMERX HEALTH CARE CORP.

                              Financial Statements

                      June 30, 1995 and December 31, 1994

                 (With Independent Auditors' Report Thereon)

                   [LEWIS, BIRCH & RICARDO, P.A. LETTERHEAD]




                          Independent Auditors' Report


The Stockholder
Amerx Health Care Corp.


We have audited the accompanying balance sheets of Amerx Health Care Corp. as of June 30, 1995 and December 31, 1994, and the related statements of operations, stockholder's deficit, and cash flows for the periods from January 1, 1995 through June 30, 1995 and from September 13, 1993 (date of inception) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amerx Health Care Corp. as of June 30, 1995 and December 31, 1994, and the results of its operations and its cash flows for the periods from January 1, 1995 through June 30, 1995 and from September 13, 1993 (date of inception) through December 31, 1994 in conformity with generally accepted accounting principles.



                                                /s/ LEWIS, BIRCH & RICARDO, P.A.

July 14, 1995

                            AMERX HEALTH CARE CORP.

                                 Balance Sheets


                                                                                                DECEMBER
                                                                             JUNE 30,              31,
                    ASSETS                                                     1995               1994
                    ------                                                 ----------          ---------
Current assets:
   Cash                                                                    $    9,274              1,204
   Certificate of deposit (notes 4 and 7)                                     232,255            227,393
   Accounts receivable, less allowance for
     doubtful accounts of $500 at June 30, 1995 and
     December 31, 1994                                                         24,154              4,491
 Notes receivable                                                              10,000                -
 Inventory (note 2)                                                            91,554             35,830
                                                                           ----------          ---------
                 Total current assets                                         367,237            268,918

 Property and equipment, net (note 3)                                          28,130                -

 Deposits                                                                      11,934                434
                                                                           ----------          ---------
                                                                           $  407,301            269,352
                                                                           ==========          =========


See accompanying notes to financial statements.

                                                                                                DECEMBER
                                                                             JUNE 30,              31,
    LIABILITIES AND STOCKHOLDER'S DEFICIT                                     1995                1994
    -------------------------------------                                  ----------          ---------
Current liabilities:
 Accounts payable                                                          $   32,244              4,340
 Accrued expenses                                                              11,865                -
 Accrued interest payable                                                      15,500                -
                                                                           ----------          ---------
                 Total current liabilities                                     59,609              4,340

Advances from stockholder (note 5)                                            347,363            342,500
Advances from affiliate (note 5)                                              335,000                -
                                                                           ----------          ---------
                 Total liabilities                                            741,972            346,840

Stockholder's deficit:
 Common stock - $.01 par value, authorized
   1,000,000 shares, issued and outstanding
   100 shares                                                                       1                  1
 Additional paid-in capital                                                       999                999
 Accumulated deficit                                                         (335,671)           (78,488)
                                                                           ----------          ---------
         Net stockholder's deficit                                           (334,671)           (77,488)

Related party transactions, commitments
 and contingencies (notes 5, 6 and 8)
                                                                           ----------          ---------
                                                                           $  407,301            269,352
                                                                           ==========          =========

                            AMERX HEALTH CARE CORP.

                            Statements of Operations

                         Six months ended June 30, 1995
                                      and
                  from September 13, 1993 (Date of Inception)
                           through December 31, 1994


                                                                               1995               1994
                                                                           ----------          ---------
Sales                                                                      $   52,426             11,379

Cost of goods sold                                                             17,882              3,239
                                                                           ----------          ---------
         Gross profit                                                          34,544              8,140

Selling, general and administrative expenses                                  276,227             89,034
                                                                           ----------          ---------
         Operating loss                                                      (241,683)           (80,894)

Other income (expense):
  Interest expense                                                            (15,500)               -
  Other income                                                                    -                2,406
                                                                           ----------          ---------
         Net loss                                                          $ (257,183)           (78,488)
                                                                           ==========          =========


See accompanying notes to financial statements.

                            AMERX HEALTH CARE CORP.

                      Statements of Stockholder's Deficit

                         Six months ended June 30, 1995
                                      and
                  from September 13, 1993 (Date of Inception)
                           through December 31, 1994


                                                            ADDITIONAL
                                            COMMON           PAID-IN        ACCUMULATED
                               SHARES        STOCK           CAPITAL          DEFICIT            TOTAL
                               ------       ------          ----------      -----------         --------
Issuance of common
  stock                         100          $   1            999                 -                1,000

Net loss                         -              -              -             (78,488)            (78,488)
                                ---          -----            ---           --------            --------
Balance at
  December 31, 1994             100              1            999            (78,488)            (77,488)

Net loss                         -              -              -            (257,183)           (257,183)
                                ---          -----            ---           --------            --------
Balance at
  June 30, 1995                 100          $   1            999           (335,671)           (334,671)
                                ===          =====            ===           ========            ========


See accompanying notes to financial statements.

                            AMERX HEALTH CARE CORP.

                            Statements of Cash Flows

                         Six months ended June 30, 1995
                                      and
                  from September 13, 1993 (Date of Inception)
                           through December 31, 1994


                                                                              1995               1994
                                                                           ----------          ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                  $ (257,183)           (78,488)
 Adjustments to reconcile net loss to
   net cash used in operating activities:
     Depreciation expense                                                         881                -
     Increase in accounts receivable                                          (19,663)            (4,491)
     Increase in inventory                                                    (55,724)           (35,830)
     Increase in deposits                                                     (11,500)              (434)
     Increase in accounts payable                                              27,904              4,340
     Increase in accrued expenses                                              27,365                -
                                                                           ----------          ---------
                 Net cash used in operating activities                       (287,920)          (114,903)
                                                                           ----------          ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Fixed asset purchases                                                        (29,011)               -
 Investment in certificate of deposit                                          (4,862)          (227,393)
 Increase in notes receivable                                                 (10,000)               -
                                                                           ----------          ---------
                 Net cash used in investing activities                        (43,873)          (227,393)
                                                                           ----------          ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuance of common stock                                           -                1,000
 Proceeds from advances from stockholder                                        4,863            342,500
 Proceeds from advances from affiliate                                        335,000                -
                                                                           ----------          ---------
                 Net cash provided by financing activities                    339,863            343,500
                                                                           ----------          ---------
Net increase in cash                                                            8,070              1,204

Cash at beginning of period                                                     1,204                -
                                                                           ----------          ---------
Cash at end of period                                                      $    9,274              1,204
                                                                           ==========          =========


See accompanying notes to financial statements.

                            AMERX HEALTH CARE CORP.

                         Notes to Financial Statements

                      June 30, 1995 and December 31, 1994


(1)   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (A)   DESCRIPTION OF BUSINESS

            Amerx Health Care Corp. (the "Company") was incorporated in the State of Florida on September 13, 1993. The Company distributes a topical cream and a preventative lotion which assists in healing and preventing certain wounds on humans. The Company has exclusive marketing and distribution rights for their products within the United States and the right of first refusal for the marketing and distribution rights for the remainder of the world. In order to retain the distribution rights certain commitments must be met, including purchase commitments (note 8).

      (B)   INVENTORY

            Inventory is stated at the lower of average cost or market.

      (C)   PROPERTY AND EQUIPMENT

            Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

      (D)   INCOME TAXES

            The Company accounts for its income taxes using Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109), which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the deferred tax assets and liabilities during the year.
            Management adopted SFAS No. 109 at the inception of the Company's operations, September 13, 1993. At June 30, 1995 and December 31, 1994, the Company had no deferred tax asset or liability reflected on its financial statements due to the uncertainty regarding the ability of the Company to generate future taxable income to utilize tax loss carryforwards.


                                                                     (Continued)

                            AMERX HEALTH CARE CORP.

                         Notes to Financial Statements


      (E)   ESTIMATES IN FINANCIAL STATEMENTS

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

      (F)   ACCOUNTING CHANGE

            During 1995, the Company changed its method of inventory valuation form the first-in, first-out (FIFO) method to an average cost basis. The cumulative effect of the change is not material to the stockholder's deficit at December 31, 1994. The Company feels that the new accounting method will more appropriately reflect the current cost of its inventory.

(2)   INVENTORIES

      Inventories consist of the following as of June 30, 1995 and December 31, 1994:

                                                                     DECEMBER
                                                       JUNE 30,         31,
                                                         1995          1994
                                                       --------      ---------
            Raw materials                              $ 58,404            -
            Finished goods                               33,150        35,830
                                                       --------        ------
                                                       $ 91,554        35,830
                                                       ========        ======


                                                                     (Continued)

                            AMERX HEALTH CARE CORP.

                         Notes to Financial Statements


(3)   PROPERTY AND EQUIPMENT

      Property and equipment as of June 30, 1995 consists of the following:


                 Production facility                $   15,722
                 Computer equipment                      2,135
                 Furniture                                 651
                 Production equipment                   10,503
                                                    ----------
                                                        29,011
                 Less accumulated depreciation            (881)
                                                    ----------
                                                    $   28,130
                                                    ==========

(4)   CERTIFICATE OF DEPOSIT

      The Company purchased a certificate of deposit from a local commercial bank on September 29, 1994 in the amount of $225,000. The certificate of deposit matures September 29, 1995 and bears a stated rate of interest of 4.25%.

(5)   ADVANCES FROM STOCKHOLDER AND AFFILIATE

      The Company's sole stockholder and Procyon Corporation, an affiliate of the company through common ownership, have advanced funds to the Company. The advances carry an interest rate of 4.16% annually and have no specified maturity date.

      The Company is currently dependent upon its stockholder and Procyon Corporation to fund operations of the Company. The Company's stockholder and Procyon Corporation do not intend to require repayment of advances within the next year and will fund cash needs as necessary through June 30, 1996.


                                                                     (Continued)

                            AMERX HEALTH CARE CORP.

                         Notes to Financial Statements


(6)   RELATED PARTY TRANSACTIONS

      For the period ended December 31, 1994, the Company utilized office facilities leased by an affiliated company. For a portion of the operating period the Company was not charged any rent for the use of the office space.

      For the period ended December 31, 1994, certain employees of the Company were paid by the same affiliated company which leased the office space. During the month of October 1994 all the Company's employees were put on the Company's payroll. The Company has not been charged any payroll expense by the affiliated company.

(7)   BUSINESS AND CREDIT CONCENTRATION

      The Company maintains its cash account and its certificate of deposit in one commercial bank located in Clearwater, Florida. Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. A summary of the total insured and uninsured cash balances follows:

            Total cash and certificate of deposit         $    241,529
            Portion insured by FDIC                           (100,000)
                                                          ------------

                    Uninsured cash balance                $    141,529
                                                          ============

(8)   COMMITMENTS AND CONTINGENCIES

      The Company has agreed to certain minimum purchases of inventory over the next five years. The minimum purchases summarized on an annual basis are as follows:

              YEARS ENDING JUNE 30:
              ---------------------
                     1996                                $  3,450,000
                     1997                                   7,025,000
                     1998                                  11,568,750
                     1999                                  11,694,500
                     2000                                   6,125,750

      The Company is currently in litigation with the supplier of their product. Their supplier has been unable to provide sufficient product to meet the Company's purchase commitments. The Company, therefore, has begun manufacturing product on their own. The supplier has sued and is seeking injunctive relief to stop the Company from manufacturing its product. The Company believes it will be successful in this litigation.